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                                                                  EXHIBIT 99
                                                                  ----------

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                 RULE 13d-1(k) UNDER THE SECURITIES ACT OF 1934

      The undersigned agree that Amendment No. 6 to the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them.
Date: February 10, 2005

1st STATE BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN TRUST


By Its Trustees:

/s/ T. Scott Quakenbush                                 February 10, 2005
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T. Scott Quakenbush, as Trustee                         Date


/s/ Ernest A. Koury, Jr.                                February 10, 2005
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Ernest A. Koury, Jr., as Trustee                        Date


/s/ Bernie C. Bean                                      February 10, 2005
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Bernie C. Bean, as Trustee                              Date

1st STATE BANCORP, INC. DEFERRED COMPENSATION PLAN

By Its Trustees:


/s/ James G. McClure                                    February 10, 2005
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James G. McClure, as Trustee                            Date


/s/ Virgil L. Stadler                                   February 10, 2005
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Virgil L. Stadler, as Trustee                           Date


/s/ Richard H. Shirley                                  February 10, 2005
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Richard H. Shirley, as Trustee                          Date


/s/ James G. McClure                                    February 10, 2005
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James G. McClure, as an Individual Stockholder          Date


/s/ Virgil L. Stadler                                   February 10, 2005
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Virgil L. Stadler, as an Individual Stockholder         Date


/s/ Richard H. Shirley                                  February 10, 2005
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Richard H. Shirley, as an Individual Stockholder        Date


/s/ T. Scott Quakenbush                                 February 10, 2005
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T. Scott Quakenbush, as an Individual Stockholder       Date


/s/ Ernest A. Koury, Jr.                                February 10, 2005
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Ernest A. Koury, Jr., as an Individual Stockholder      Date

/s/ Bernie C. Bean                                      February 10, 2005
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Bernie C. Bean, as an Individual Stockholder            Date